As filed with the Securities and Exchange
                          Commission on April 30, 2001



                          Registration Nos. 333-32575
                                    811-8319

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                            Post-Effective Amendment
                                   No. 5 [X]



                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                                   Amendment
                                   No. 5 [X]



                            PORTFOLIO PARTNERS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             151 Farmington Avenue
                            Hartford, CT 06156-8962
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (860) 273-1409


                             Susan C. Mosher, Esq.
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                    (Name and Address of Agent For Service)

             It is proposed that this filing will become effective:



             [  ] immediately upon filing pursuant to paragraph (b)
             [  ] on (date) pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1) [X] on May 1, 2001 pursuant to paragraph (a)(1)
             [  ] 75 days after filing pursuant to paragraph (a)(2)
             [  ] on (date) pursuant to paragraph (a)(2) of rule 485.

                            PORTFOLIO PARTNERS, INC.

Portfolio Partners, Inc. (the Fund) is a mutual fund authorized to issue multiple series of shares, each representing a diversified portfolio of investments. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. Aetna Life Insurance and Annuity Company (Aetna) serves as the Investment Adviser of each Portfolio, and each Portfolio has a Sub-adviser. The Fund's five Portfolios (and their Sub-advisers) are:



 *  PPI  MFS  CAPITAL  OPPORTUNITIES  PORTFOLIO   (Sub-adviser:   Massachusetts
    Financial Services Company)

 * PPI MFS EMERGING EQUITIES PORTFOLIO - (Sub-adviser: Massachusetts Financial Services Company)

 * PPI MFS RESEARCH GROWTH PORTFOLIO - (Sub-adviser: Massachusetts Financial Services Company)

 * PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO - (Sub-adviser: Zurich Scudder Investments, Inc.)

 * PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO - (Sub-adviser: T. Rowe Price Associates, Inc.)




Each Portfolio's shares are offered only to insurance companies to fund benefits under their variable annuity and variable life insurance contracts.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.











                                  PROSPECTUS
                                  May 1, 2001

                               TABLE OF CONTENTS


                                                                        Page



PPI MFS Capital Opportunities Portfolio................................ 1

PPI MFS Emerging Equities Portfolio.................................... 3

PPI MFS Research Growth Portfolio...................................... 5

PPI Scudder International Growth Portfolio............................. 7

PPI T. Rowe Price Growth Equity Portfolio.............................. 9



Additional Information About Investment Strategies and Risks........... 11

Management of the Portfolios........................................... 17

Shareholder Information................................................ 19





Financial Highlights..................................................  20

Appendix:  Investment Techniques and Practices........................  A-1

                    PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
         SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")


INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment in the Portfolio is subject to the following principal risks:



        * MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.



        * OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

        * FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.



        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks, which are further described in the section of the prospectus entitled "Additional Information About Investment Strategies and Risks."

        * CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.



        * ACTIVE OR FREQUENT TRADING RISK: The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

PORTFOLIO PERFORMANCE

The bar chart and table below show how the Portfolio has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.



Bar Chart

1998    26.74%

1999    48.79%

2000    -5.72%



The best calendar quarter return since inception of the Portfolio was 29.27% in the fourth quarter of 1999; the worst was -14.40% in the third quarter of 1998.

PERIODS ENDED DECEMBER 31, 2000


                                                1 YEAR          SINCE INCEPTION



        PPI MFS Capital Opportunities
         Portfolio                              -5.72%              21.02%
        S&P 500 Index                           -9.11%              12.53%
        Morningstar Large Cap Blend Fund
         Average                                -6.96%              10.87%*

        * Since December 1, 1997.

In the table, the Portfolio's total return for the year ended December 31, 2000, and the average annual total return for the life of the Portfolio are compared with the S&P 500 Index and the Morningstar Large Cap Blend Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Cap Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Portfolio commenced operations on November 28, 1997.



The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

Management Fees                                   0.65%
Other Expenses                                    0.25%
                                                  -----

Total Annual Portfolio Operating Expenses         0.90%
                                                  -----
                                                  -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $92             $287            $498            $1,108

                      PPI MFS EMERGING EQUITIES PORTFOLIO
         SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")



INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that MFS believes are early in their life cycle and have the potential to become major enterprises, or are major enterprises whose rates of earnings growth MFS believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.



The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment in the Portfolio is subject to the following principal risks:

        * MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

        * EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

        * OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

        * FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.



        * CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks, which are further described in the section of the prospectus entitled "Additional Information About Investment Strategies and Risks."



        * ACTIVE OR FREQUENT TRADING RISK: The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

PORTFOLIO PERFORMANCE

The bar chart and table below show how the Portfolio has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.



Bar Chart

1998    29.67%

1999    50.88%

2000    -28.78%

The best calendar quarter return since inception of the Portfolio was 34.33% in the fourth quarter of 1999; the worst was -21.60% in the fourth quarter of 2000.

PERIODS ENDED DECEMBER 31, 2000




                                                1 YEAR          SINCE INCEPTION



        PPI MFS Emerging Equities Portfolio    -28.78%              10.92%
        Russell 2000 Index                      -3.02%               5.11%
        S&P 500 Index                           -9.11%              12.53%
        Morningstar Large Growth Funds
        Average                                -14.12%              16.70%*

        * Since December 1, 1997.

In the table, the Portfolio's total return for the year ended December 31, 2000, and the average annual total return since inception of the Portfolio are compared to the Russell 2000 Index, the S&P 500 Index and the Morningstar Large Growth Funds Average. The Russell 2000 Index is a value-weighted, unmanaged index of small capitalization stock performance. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Funds Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Portfolio commenced operations on November 28, 1997.



The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



Management Fees                                 0.66%
Other Expenses                                  0.13%
                                                -----

Total Annual Portfolio Operating Expenses       0.79%
                                                -----
                                                -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $81             $252            $439             $978

                       PPI MFS RESEARCH GROWTH PORTFOLIO
         SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")




INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGIES



The Portfolio invests primarily (at least 80% of its total assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities listed on a securities exchange or in the over the counter markets.

A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' investment advisory affiliates.



The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.



The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment in the Portfolio is subject to the following principal risks:



        * MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.



        * OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

        * FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.



        * CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

        * ACTIVE OR FREQUENT TRADING RISK: The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.



PORTFOLIO PERFORMANCE

The bar chart and table below show how the Portfolio has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.



Bar Chart

1998    23.00%

1999    24.03%

2000    -4.48%



The best calendar quarter return since inception of the Portfolio was 22.71% in the fourth quarter of 1998; the worst was -15.07% in the third quarter of 1998.



PERIODS ENDED DECEMBER 31, 2000




                                                1 YEAR          SINCE INCEPTION



        PPI MFS Research Growth Portfolio       -4.48%              12.29%
        S&P 500 Index                           -9.11%              12.53%
        Morningstar Large Growth Funds
        Average                                -14.12%              16.70%*

* Since December 1, 1997.

In the table, the Portfolio's total return for the year ended December 31, 2000, and the average annual total return since inception of the Portfolio are compared with the S&P 500 Index and the Morningstar Large Growth Funds Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Funds Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Portfolio commenced operations on November 28, 1997.



The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



Management Fees                                 0.69%
Other Expenses                                  0.15%
                                                -----

Total Annual Portfolio Operating Expenses       0.84%
                                                -----
                                                -----



EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $86             $268            $466            $1,037

                  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
       SUB-ADVISER: ZURICH SCUDDER INVESTMENTS, INC. ("ZURICH SCUDDER")




INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES



The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that Zurich Scudder believes have high growth potential. The Portfolio will normally invest in securities of at least three different countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that Zurich Scudder believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.



The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment in the Portfolio is subject to the following principal risks:

        * MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.



        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks, which are further described in the section of the prospectus entitled "Additional Information About Investment Strategies and Risks."

        * FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

        * CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

        * INTEREST RATE RISK: The Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline.

        * CREDIT RISK: The Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal.

PORTFOLIO PERFORMANCE

The bar chart and table below show how the Portfolio has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.



Bar Chart

1998    19.09%

1999    58.41%

2000    -19.59%



The best calendar quarter return since inception of the Portfolio was 30.92% in the fourth quarter of 1999; the worst was -14.45% in the third quarter of 1998.

PERIODS ENDED DECEMBER 31, 2000



                                                1 YEAR          SINCE INCEPTION



        PPI Scudder International
         Growth Portfolio                       -19.59%             15.02%
        MSCI EAFE Index                         -14.17%              9.69%*
        Morningstar Foreign Stock Fund
         Average                                -15.66%             10.97%*

        * Since December 1, 1997.

In the table, the Portfolio's total return for the year ended December 31, 2000, and the average annual total return for the life of the Portfolio are compared with the MSCI EAFE Index and the Morningstar Foreign Stock Fund Average. The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia and the Far East. The Morningstar Foreign Stock Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Portfolio commenced operations on November 28, 1997.



The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

Management Fees                                 0.80%
Other Expenses                                  0.20%
                                                -----

Total Annual Portfolio Operating Expenses       1.00%
                                                -----
                                                -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 year          3 years         5 years         10 years
         $102            $318            $552            $1,225

                   PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
            SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE")



INVESTMENT OBJECTIVE

Long-term capital growth, and secondarily, increasing dividend income

PRINCIPAL INVESTMENT STRATEGIES



The Portfolio invests primarily (at least 65% of its total assets) in the common stocks of a diversified group of growth companies. T. Rowe seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe seeks companies with a lucrative niche in the economy that T. Rowe believes will give them the ability to sustain earnings momentum even during times of slow economic growth. It is T. Rowe's belief that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment in the Portfolio is subject to the following principal risks:



        * MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

        * GROWTH STOCK RISK: Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

        * FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

        * CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.



PORTFOLIO PERFORMANCE

The bar chart and table below show how the Portfolio has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.



Bar Chart

1998    27.60%

1999    22.32%

2000    -0.04%



The best calendar quarter return since inception of the Portfolio was 23.08% in the fourth quarter of 1998; the worst was -11.03% in the third quarter of 1998.



PERIODS ENDED DECEMBER 31, 2000


                                                1 YEAR          SINCE INCEPTION



        PPI T. Rowe Price Growth Equity
         Portfolio                              -0.04%              16.24%
        S&P 500 Index                           -9.11%              12.53%
        Morningstar Large Growth Funds
         Average                                -14.12%             16.70%*

* Since December 1, 1997.

In the table, the Portfolio's total return for the year ended December 31, 2000, and the average annual total return since inception of the Portfolio are compared with the S&P 500 Index and the Morningstar Large Growth Funds Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Funds Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Portfolio commenced operations on November 28, 1997.



The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

Management Fees                                 0.60%
Other Expenses                                  0.15%
                                                -----

Total Annual Portfolio Operating Expenses       0.75%
                                                -----
                                                -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $77             $240            $417             $930

         ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE INVESTMENT STRATEGY



Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. PPI Scudder International Growth Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. PPI
T. Rowe Price Growth Equity Portfolio may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.



ACTIVE TRADING STRATEGY



The PPI MFS Capital Opportunities Portfolio, the PPI MFS Emerging Equities Portfolio and the PPI Research Growth Portfolio may engage in active trading to achieve their investment goals. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability. Frequent trading also increases transaction costs, which would lower these Portfolios' performance.

PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO



PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's investment objective is capital appreciation. In order to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which, MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

A list of the types of securities in which the Portfolio may invest is found in the Appendix. The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

PRINCIPAL RISKS. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are described below. As with any non-money market mutual fund, the share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not described here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its objective.

The principal risks of investing in the Portfolio are:


        * MARKET RISK: This is the risk that the price of a security held by the Portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

        * COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

        * OVER THE COUNTER RISK: Over the counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC securities trade less frequently and in smaller volume than exchange-listed securities. The values of these securities may be more volatile than exchange- listed securities, and the Portfolio may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

        * FOREIGN MARKETS AND CURRENCY RISK: Investing in foreign markets and securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

               * The seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.



               * The enforcement of legal rights which may be difficult, costly and slow in foreign countries, and which may be complicated by special problems enforcing claims against foreign governments.

               * Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               * Foreign markets may be less liquid and more volatile than U.S. markets.

               * Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Portfolio's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Portfolio contracts may fail to perform its obligations to the Portfolio.

        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

               * All of the risks of investing in foreign securities, as described above, are heightened by investing in emerging markets countries.



               * The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.



PPI MFS EMERGING EQUITIES PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's investment objective is long-term growth of capital. In order to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are:

        * early in their life cycle and that have the potential to become major enterprises; or



        * major enterprises whose rates of earnings growth MFS believes will accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.



Emerging growth companies may be of any size and MFS believes that these companies have products, technologies, management, markets and opportunities which will facilitate earnings growth, that, over time, is well above the growth rate of the overall economy and the rate of inflation. The Portfolio's investments in emerging growth companies may include securities listed on a securities exchange or traded in the over the counter markets.



MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

A list of the types of securities in which the Portfolio may invest is found in the Appendix. The types of securities in which the Portfolio may invest and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's SAI, which you may obtain by contacting the Fund (see back cover for address and phone number).

PRINCIPAL RISKS. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are described below. As with any non-money market mutual fund, the share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not described here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its objective.



The principal risks of investing in the Portfolio are:

        * MARKET RISK: This is the risk that the price of a security held by the Portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

        * COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

        * EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other more established companies. Emerging growth companies often may:

               *    have limited product lines, markets and financial resources

               *    be dependent on management by one or a few key individuals

               * have limited marketability when, for example, disappointing earnings reports are announced



        * OVER THE COUNTER RISK: Over the counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC securities trade less frequently and in smaller volume than exchange-listed securities. The values of these securities may be more volatile than exchange- listed securities, and the Portfolio may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.



        * FOREIGN MARKETS AND CURRENCY RISK: Investing in foreign markets and securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

               * The seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               * The enforcement of legal rights which may be difficult, costly and slow in foreign countries, and which may be complicated by special problems enforcing claims against foreign governments.

               * Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               * Foreign markets may be less liquid and more volatile than U.S. markets.

               * Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Portfolio's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Portfolio contracts may fail to perform its obligations to the Portfolio.



        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

               * All of the risks of investing in foreign securities, as described above, are heightened by investing in emerging markets countries.

               * The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.

PPI MFS RESEARCH GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's investment objective is long-term growth of capital and future income. In order to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.



A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS investment advisory affiliates. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

A list of the types of securities in which the Portfolio may invest is found in the Appendix. The types of securities in which the Portfolio may invest and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's SAI, which you may obtain by contacting the Fund (see back cover for address and phone number).



PRINCIPAL RISKS. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are described below. As with any non-money market mutual fund, the share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not described here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its objective.



The principal risks of investing in the Portfolio are:


        * MARKET RISK: This is the risk that the price of a security held by the Portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

        * COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

        * OVER THE COUNTER RISK: Over the counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC securities trade less frequently and in smaller volume than exchange-listed securities. The values of these securities may be more volatile than exchange- listed securities, and the Portfolio may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

        * FOREIGN MARKETS AND CURRENCY RISK: Investing in foreign markets and securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

               * The seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability

               * The enforcement of legal rights which may be difficult, costly and slow in foreign countries, and which may be complicated by special problems enforcing claims against foreign governments.

               * Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               * Foreign markets may be less liquid and more volatile than U.S. markets.

               * Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Portfolio's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Portfolio contracts may fail to perform its obligations to the Portfolio.



PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's investment objective is long-term growth of capital. In order to achieve its investment objective, the Portfolio invests primarily in foreign equity securities with prospects for growth. The Portfolio invests in securities issued by companies, wherever organized, which do business primarily outside the U.S., including emerging market countries. The Portfolio intends to diversify investments among several countries and to have represented, in substantial proportions, business activities in not less than three countries. The Portfolio generally invests in equity securities issued by established companies listed on foreign exchanges that Zurich Scudder believes have favorable characteristics. The Portfolio also may invest in debt securities. Zurich Scudder will select debt securities on the basis of, among other things, yield, credit quality, and the fundamental outlook for currency and interest rate trends in different parts of the globe.

Investment ideas are generated through the integration of three analytical disciplines:

GLOBAL THEMES - The analysis of major global themes helps Zurich Scudder identify economic sectors and industries most likely to gain or lose value during specific phases of a theme's cycle.

COUNTRY ANALYSIS - A view of regional and local market opportunities are developed through a qualitative assessment of each country's fundamental and political characteristics.

COMPANY ANALYSIS - To identify companies with exceptional opportunities, Zurich Scudder looks for unique attributes such as a franchise or monopoly, above average growth potential, innovation, and scarcity.

These complimentary disciplines suggest investment candidates who are evaluated on a global, regional and industry basis.



A list of the types of securities in which the Portfolio may invest is found in the Appendix. The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's SAI, which you may obtain by contacting the Fund (see back cover for address and phone number).



PRINCIPAL RISKS. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are described below. As with any non-money market mutual fund, the share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not described here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its objective.



The principal risks of investing in the Portfolio are:


        * MARKET RISK: This is the risk that the price of a security held by the Portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

        * COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.



        * EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

               * All of the risks of investing in foreign securities as described above are heightened by investing in emerging markets countries.

               * The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and significantly greater risks, to investors.

        * FOREIGN MARKETS AND CURRENCY RISK: Investing in foreign markets and securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

               * The seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               * The enforcement of legal rights which may be difficult, costly and slow in foreign countries, and which may be complicated by special problems enforcing claims against foreign governments.

               * Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               * Foreign markets may be less liquid and more volatile than U.S. markets.



               * Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Portfolio's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Portfolio contracts may fail to perform its obligations to the Portfolio.



        * INTEREST RATE RISK: The Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline.

        * CREDIT RISK: The Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal.

PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO



PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's investment objective is long-term capital growth, and secondarily, increasing dividend income. In order to achieve its investment strategy, the Portfolio invests primarily in the common stock of a diversified group of growth companies. T. Rowe normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.



The Portfolio may also purchase foreign stocks, futures, and options, in keeping with it's objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



A list of the types of securities in which the Portfolio may invest is found in the Appendix. The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's SAI, which you may obtain by contacting the Fund (see back cover for address and phone number).



PRINCIPAL RISKS. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are described below. As with any non-money market mutual fund, the share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not described here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its objective.



The principal risks of investing in the Portfolio are:

        * MARKET RISK: This is the risk that the price of a security held by a Portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

        * COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

        * GROWTH STOCK RISK: Growth stocks can be volatile for several reasons. Since they usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.



        * FOREIGN MARKETS AND CURRENCY RISK: Investing in foreign markets and securities involves additional risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:



               * The seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.



               * The enforcement of legal rights which may be difficult, costly and slow in foreign countries, and which may be complicated by special problems enforcing claims against foreign governments.



               * Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               * Foreign markets may be less liquid and more volatile than U.S. markets.



               * Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Portfolio's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Portfolio contracts may fail to perform its obligations to the Portfolio.

                         MANAGEMENT OF THE PORTFOLIOS



INVESTMENT ADVISER. Aetna Life Insurance and Annuity Company (the Adviser) serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2000, the Adviser and its wholly-owned subsidiaries managed over $51 billion in assets. Aetna Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

The Adviser, subject to the supervision of the Board of Directors of the Fund (the "Directors," each a "Director"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser may delegate to a sub-adviser the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight. The Adviser also recommends the appointment of additional or replacement Sub-advisers to the Fund's Directors. The Fund and the Adviser have requested exemptive relief from the SEC to permit the Adviser and the Fund to add or terminate Sub-advisers without shareholder approval. For the fiscal year ended December 31, 2000, the Adviser received advisory fees from each Portfolio as a percentage of the average net assets of each Portfolio as follows:

                PORTFOLIO                       FEE
                ---------                       ---

 PPI MFS Capital Opportunities Portfolio...  0.65% of average daily net assets

 PPI MFS Emerging Equities Portfolio.......  0.66% of average daily net assets

 PPI MFS Research Growth Portfolio.........  0.69% of average daily net assets

 PPI Scudder International Growth Portfolio  0.80% of average daily net assets

 PPI T. Rowe Price Growth Equity Portfolio.  0.60% of average daily net assets



The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.



SUB-ADVISERS. PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO, PPI MFS EMERGING EQUITIES PORTFOLIO and PPI MFS RESEARCH GROWTH PORTFOLIO. The Adviser has engaged MFS, 500 Boylston Street, Boston, Massachusetts 02116, as Sub-adviser to PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth Portfolios. MFS has been engaged in the investment management business since 1924 and is an indirect subsidiary of Sun Life Assurance Company of Canada. Net assets under management of MFS were approximately $147 billion as of December 31, 2000.

Maura A. Shaughnessy, a Senior Vice President of MFS, became portfolio manager of PPI MFS Capital Opportunities in February 1999. Ms. Shaughnessy has been employed by MFS since 1991, first as an equity analyst and then as a portfolio manager. John W. Ballen, the President of MFS, is portfolio manager of PPI MFS Emerging Equities. John W. Ballen, President and Chief Investment Officer of Massachusetts Financial Services Company (MFS), has been the portfolio manager of the MFS Emerging Equities Portfolio since its inception in 1997. He has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is joined in the management of the Portfolio by Dale A. Dutile and John E. Lathrop, both Vice Presidents of MFS who have been employed in the investment management area of MFS since 1994; and David E. Sette-Ducati, also a Vice President of MFS, who has been employed in the investment management area of MFS since 1995. Portfolio securities of PPI MFS Research Growth are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. PPI MFS Research Growth's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet PPI MFS Research Growth's investment objective within their assigned industry responsibility.

PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO. The Adviser has engaged Zurich Scudder, previously Scudder Kemper Investments, Inc. a Delaware corporation, 345 Park Avenue, New York, New York 10154, as Sub-adviser to PPI Scudder International Growth Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services, in October of 2000. On December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. Zurich Scudder and its predecessor have been engaged in the investment business since 1919. Zurich Scudder and its affiliates had $370 billion in assets under management globally as of December 31, 2000.

PPI Scudder International Growth Portfolio is managed by a team of investment professionals. Irene T. Cheng is the Lead Manager and is primarily responsible for the day-to-day management of the Portfolio. She works with the other members of the team in developing and executing the Portfolio's investment program. Ms. Cheng joined Zurich Scudder in 1993 as a Portfolio Manager and has managed the PPI Scudder International Growth Portfolio since its inception in November 1997. Ms. Cheng is also a Managing Director of International Equity Management for Zurich Scudder.

PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO. The Adviser has engaged T. Rowe, 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-adviser to PPI T. Rowe Price Growth Equity Portfolio. T. Rowe has been engaged in the investment management business since 1937. T. Rowe and its affiliates managed over $166.7 billion as of December 31, 2000, for over 8 million individual and institutional accounts. PPI T. Rowe Price Growth Equity Portfolio is managed by a committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the PPI T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Managing Director of T. Rowe and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.



Each Sub-adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each Sub-adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.


                            SHAREHOLDER INFORMATION

NET ASSET VALUE

The net asset value per share (NAV) of each Portfolio is determined as of the later of 15 minutes following the close of the New York Stock Exchange or 4:15 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in 60 days or less are valued at amortized cost which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of the Directors.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Portfolios are not priced. As a result, the NAV of a Portfolio holding these securities may change on days when you would not be able to buy or sell Portfolio shares.

PURCHASE AND REDEMPTION OF SHARES



Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of variable annuity and variable life insurance contract owners. Please refer to the prospectus for your variable annuity or variable life insurance contract or policy for information on how to direct investments in, or redemptions from, a Portfolio and any fees that may apply. Orders received by the insurance company before the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange will be priced at the NAV calculated that day, as described above. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund both variable annuity and variable life insurance contracts (mixed funding). Conflicts also may arise if shares of a Portfolio are purchased by more than one insurance company (shared funding). Aetna currently does not foresee any disadvantage to owners of variable annuity or variable life insurance contracts because of mixed or shared funding. The Directors, however, will monitor the Fund and the Portfolios in order to identify any material, irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts.



DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report. The annual report is available upon request without charge by calling 1-800-262-3862.

PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share outstanding for each period:



                                                                                                                PPI MFS CAPITAL
                                                                                                            OPPORTUNITIES PORTFOLIO
                                                                                                                 PERIOD FROM
                                PPI MFS CAPITAL            PPI MFS CAPITAL             PPI MFS CAPITAL         NOVEMBER 28, 1997
                            OPPORTUNITIES PORTFOLIO    OPPORTUNITIES PORTFOLIO     OPPORTUNITIES PORTFOLIO      (COMMENCEMENT
                                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED            OF OPERATIONS) TO
                               DECEMBER 31, 2000         DECEMBER 31, 1999           DECEMBER 31, 1998         DECEMBER 31, 1997
                            -----------------------    -----------------------     -----------------------  -----------------------
Net asset value, beginning
of period.................         $  54.77                  $  37.86                    $  29.91                  $  29.49
                                   --------                  --------                    --------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss)..................            (0.12)                    (0.08)                       0.05                      0.05
  Net realized and change
    in unrealized gain
    (loss) on investments,
    futures, foreign
    currency and forward
    foreign currency
    exchange contracts....            (2.08)                    18.22                        7.94                      0.37
                                   --------                  --------                    --------                  --------
      Total income (loss)
        from investment
        operations........            (2.20)                    18.14                        7.99                      0.42
                                   --------                  --------                    --------                  --------

LESS DISTRIBUTIONS:
  Net investment income...             --                       (0.05)                      (0.04)                      --
  Net realized gain on
    sale of investments...            (8.16)                    (1.18)                       --                         --
                                   --------                  --------                    --------                  --------
      Total distributions.            (8.16)                    (1.23)                      (0.04)                      --
                                   --------                  --------                    --------                  --------
Net asset value, end of
period                             $  44.41                  $  54.77                    $  37.86                  $  29.91
                                   --------                  --------                    --------                  --------
                                   --------                  --------                    --------                  --------
Total return.............             (5.72)%                   48.79%                      26.74%                     1.43%(1)
Net assets, end of period
  (000's)................          $440,433                  $323,059                    $194,926                  $134,508
Ratio of total expenses
  to average net assets..              0.90%                     0.90%                       0.90%                     0.90%(2)
Ratio of net investment
  income (loss) to
  average net assets.....             (0.28)%                   (0.20)%                      0.17%                     1.98%(2)
Portfolio turnover rate..            119.72%                   170.59%                     141.31%                    12.06%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.


PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share outstanding for each period:



                                                                                                                PPI MFS EMERGING
                                                                                                               EQUITIES PORTFOLIO
                                                                                                                 PERIOD FROM
                               PPI MFS EMERGING            PPI MFS EMERGING            PPI MFS EMERGING        NOVEMBER 28, 1997
                              EQUITIES PORTFOLIO         EQUITIES PORTFOLIO          EQUITIES PORTFOLIO         (COMMENCEMENT
                                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED            OF OPERATIONS) TO
                               DECEMBER 31, 2000         DECEMBER 31, 1999           DECEMBER 31, 1998         DECEMBER 31, 1997
                            -----------------------    -----------------------     -----------------------  -----------------------
Net asset value, beginning
of period.................         $  82.83                  $  55.44                    $  42.91                  $  43.39
                                   --------                  --------                    --------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss)..................            (0.53)                    (0.43)                      (0.21)                     0.09
  Net realized and change
    in unrealized gain
    (loss) on investments,
    futures, foreign
    currency and forward
    foreign currency
    exchange contracts....           (23.10)                    28.46                       12.88                     (0.57)
                                   --------                  --------                    --------                  --------
      Total income (loss)
        from investment
        operations........           (23.63)                    28.03                       12.67                     (0.48)
                                   --------                  --------                    --------                  --------

LESS DISTRIBUTIONS:
  Net investment income...             --                        --                         (0.11)                      --
  Net realized gain on
    sale of investments...            (0.84)                    (0.64)                      (0.03)                      --
                                   --------                  --------                    --------                  --------
      Total distributions.            (0.84)                    (0.64)                      (0.14)                      --
                                   --------                  --------                    --------                  --------
Net asset value, end of
period                             $  58.36                  $  82.83                    $  55.44                  $  42.91
                                   --------                  --------                    --------                  --------
                                   --------                  --------                    --------                  --------
Total return.............            (28.78)%                   50.88%                      29.67%                    (1.13%(1)
Net assets, end of period
  (000's)................        $1,116,966                $1,532,002                  $1,069,040                  $768,108
Ratio of total expenses
  to average net assets..              0.79%                     0.80%                       0.81%                     0.81%(2)
Ratio of net investment
  income (loss) to
  average net assets.....             (0.68)%                   (0.70)%                      0.45%                     2.31%(2)
Portfolio turnover rate..             13.28%                     9.97%                       4.64%                     0.07%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.


PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share outstanding for each period:



                                                                                                                PPI MFS RESEARCH
                                                                                                                GROWTH PORTFOLIO
                                                                                                                 PERIOD FROM
                               PPI MFS RESEARCH            PPI MFS RESEARCH            PPI MFS RESEARCH        NOVEMBER 28, 1997
                               GROWTH PORTFOLIO            GROWTH PORTFOLIO            GROWTH PORTFOLIO         (COMMENCEMENT
                                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED            OF OPERATIONS) TO
                               DECEMBER 31, 2000         DECEMBER 31, 1999           DECEMBER 31, 1998         DECEMBER 31, 1997
                            -----------------------    -----------------------     -----------------------  -----------------------
Net asset value, beginning
of period.................         $  14.78                  $  11.93                    $   9.71                  $   9.89
                                   --------                  --------                    --------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss)..................            (0.02)                    (0.00)*                      0.02                      --
  Net realized and change
    in unrealized gain
    (loss) on investments,
    futures, foreign
    currency and forward
    foreign currency
    exchange contracts....            (0.53)                     2.88                        2.20                     (0.18)
                                   --------                  --------                    --------                  --------
      Total income (loss)
        from investment
        operations........            (0.55)                     2.88                        2.22                     (0.18)
                                   --------                  --------                    --------                  --------

LESS DISTRIBUTIONS:
  Net investment income...             --                       (0.03)                       --                         --
  Net realized gain on
    sale of investments...            (1.15)                     --                          --                         --
                                   --------                  --------                    --------                  --------
      Total distributions.            (1.15)                    (0.03)                       --                         --
                                   --------                  --------                    --------                  --------
Net asset value, end of
period                             $  13.08                  $  14.78                    $  11.93                  $   9.71
                                   --------                  --------                    --------                  --------
                                   --------                  --------                    --------                  --------
Total return.............             (4.48)%                   24.03%                      23.00%                    (1.82%(1)
Net assets, end of period
  (000's)................          $528,582                  $553,414                    $491,537                  $399,548
Ratio of total expenses
  to average net assets..              0.84%                     0.85%                       0.85%                     0.85%(2)
Ratio of net investment
  income (loss) to
  average net assets.....             (0.14)%                   (0.03)%                      0.23%                     0.22%(2)
Portfolio turnover rate..             93.38%                    86.07%                      97.51%                    57.88%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.


PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share outstanding for each period:



                                                                                                          PPI SCUDDER INTERNATIONAL
                                                                                                              GROWTH PORTFOLIO
                                                                                                                 PERIOD FROM
                           PPI SCUDDER INTERNATIONAL  PPI SCUDDER INTERNATIONAL  PPI SCUDDER INTERNATIONAL    NOVEMBER 28, 1997
                                GROWTH PORTFOLIO           GROWTH PORTFOLIO          GROWTH PORTFOLIO           (COMMENCEMENT
                                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED           OF OPERATIONS) TO
                               DECEMBER 31, 2000         DECEMBER 31, 1999           DECEMBER 31, 1998        DECEMBER 31, 1997
                           -------------------------  -------------------------- ------------------------- ------------------------
Net asset value, beginning
of period.................         $  25.49                  $  16.76                    $  14.10                  $  13.88
                                   --------                  --------                    --------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss)..................             0.04                      0.12                        0.13                      --
  Net realized and change
    in unrealized gain
    (loss) on investments,
    futures, foreign
    currency and forward
    foreign currency
    exchange contracts....            (4.91)                     9.44                        2.56                      0.22
                                   --------                  --------                    --------                  --------
      Total income (loss)
        from investment
        operations........            (4.87)                     9.56                        2.69                      0.22
                                   --------                  --------                    --------                  --------

LESS DISTRIBUTIONS:
  Net investment income...            (0.11)                    (0.02)                      (0.03)                      --
  Net realized gain on
    sale of investments...            (2.07)                    (0.81)                       --                         --
                                   --------                  --------                    --------                  --------
      Total distributions.            (2.18)                    (0.83)                      (0.03)                      --
                                   --------                  --------                    --------                  --------
Net asset value, end of
period                             $  18.44                  $  25.49                    $  16.76                  $  14.10
                                   --------                  --------                    --------                  --------
                                   --------                  --------                    --------                  --------
Total return.............            (19.59)%                   58.41%                      19.09%                    (1.58%(1)
Net assets, end of period
  (000's)................          $557,941                  $704,999                    $432,651                  $378,200
Ratio of total expenses
  to average net assets..              1.00%                     1.00%                       1.00%                     1.00%(2)
Ratio of net investment
  income (loss) to
  average net assets.....              0.22%                     0.70%                       0.83%                     0.12%(2)
Portfolio turnover rate..             76.54%                    82.03%                      68.85%                     3.01%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.


PORTFOLIO PARTNERS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share outstanding for each period:



                                                                                                           PPI T. ROWE PRICE GROWTH
                                                                                                               EQUITY PORTFOLIO
                                                                                                                 PERIOD FROM
                           PPI T. ROWE PRICE GROWTH    PPI T. ROWE PRICE GROWTH   PPI T. ROWE PRICE GROWTH      NOVEMBER 28, 1997
                               EQUITY PORTFOLIO            EQUITY PORTFOLIO           EQUITY PORTFOLIO           (COMMENCEMENT
                                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED            OF OPERATIONS) TO
                               DECEMBER 31, 2000         DECEMBER 31, 1999           DECEMBER 31, 1998         DECEMBER 31, 1997
                           -------------------------   ------------------------     -----------------------  ----------------------
Net asset value, beginning
of period.................         $  66.00                  $  55.31                    $  43.61                  $  42.74
                                   --------                  --------                    --------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss)..................             0.10                     0.15                        0.30                      0.06
  Net realized and change
    in unrealized gain
    (loss) on investments,
    futures, foreign
    currency and forward
    foreign currency
    exchange contracts....             0.30                     11.99                       11.66                      0.81
                                   --------                  --------                    --------                  --------
      Total income (loss)
        from investment
        operations........             0.40                     12.14                       11.96                      0.87
                                   --------                  --------                    --------                  --------

LESS DISTRIBUTIONS:
  Net investment income...            (0.18)                    (0.26)                      (0.17)                      --
  Net realized gain on
    sale of investments...            (5.78)                    (1.19)                      (0.09)                      --
                                   --------                  --------                    --------                  --------
      Total distributions.            (5.96)                    (1.45)                      (0.26)                      --
                                   --------                  --------                    --------                  --------
Net asset value, end of
period                             $  60.44                  $  66.00                    $  55.31                  $  43.61
                                   --------                  --------                    --------                  --------
                                   --------                  --------                    --------                  --------
Total return.............             (0.04)%                   22.32%                      27.60%                     2.03%(1)
Net assets, end of period
  (000's)................          $687,940                  $703,454                    $521,484                  $371,194
Ratio of total expenses
  to average net assets..              0.75%                     0.75%                       0.75%                     0.75%(2)
Ratio of net investment
  income (loss) to
  average net assets.....             (0.15%                   (0.30)%                      0.65%                     1.58%(2)
Portfolio turnover rate..             74.61%                    53.40%                     57.58%                     2.94%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.


APPENDIX

INVESTMENT TECHNIQUES AND PRACTICES

In pursuing their investment objectives and investment policies, the Portfolios may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI.

SYMBOLS

*       permitted
_       not permitted





--------------------------------------------------------------------------------------
 INVESTMENT TECHNIQUES/PRACTICES  PPI MFS        PPI MFS   PPI       PPI      PPI T.
                                  CAPITAL        EMERGING  MFS       SCUDDER  ROWE
                                  OPPORTUNITIES  EQUITIES  RESEARCH  INT'L.   PRICE
                                                           GROWTH    GROWTH   GROWTH
                                                                              EQUITY
--------------------------------------------------------------------------------------
DEBT SECURITIES
--------------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------
       Collateralized Mortgage
       Obligations and Multi-class    -             -         -        -        -
       Pass-Through Securities
--------------------------------------------------------------------------------------
       Corporate Asset-Backed         -             -         -        *        -
       Securities
--------------------------------------------------------------------------------------
       Mortgage Pass-Through          -             -         -        -        -
       Securities
--------------------------------------------------------------------------------------
       Stripped Mortgage-Backed       -             -         -        -        -
       Securities
--------------------------------------------------------------------------------------
   Corporate Securities and           *             *         *        *        *
   Convertible Bonds
--------------------------------------------------------------------------------------
   Loans and Other Direct             -             -         -        -        -
   Indebtedness
--------------------------------------------------------------------------------------
   Lower Rated Bonds                  *             *         *        *        -
--------------------------------------------------------------------------------------
   Municipal Bonds                    -             -         -        -        -
--------------------------------------------------------------------------------------
   Speculative Bonds                  *             *         *        *        -
--------------------------------------------------------------------------------------
   U.S. Government Securities         *             *         *        *        *
--------------------------------------------------------------------------------------
   Variable and Floating Rate         *             *         *        *        -
   Obligations
--------------------------------------------------------------------------------------
   Zero Coupon Bonds, Deferred        *             *         -        -        -
   Interest Bonds and PIK Bonds
--------------------------------------------------------------------------------------
Equity Securities (Common and         *             *         *        *        *
Preferred Stocks)
--------------------------------------------------------------------------------------
FOREIGN SECURITIES EXPOSURE
--------------------------------------------------------------------------------------
   Brady Bonds                        *             -         -        *        -
--------------------------------------------------------------------------------------
   Depository Receipts                *             *         *        *        *
--------------------------------------------------------------------------------------
   Dollar-Denominated Foreign Debt    -             -         *        *        *
   Securities
--------------------------------------------------------------------------------------
PFICs                                 *             *         *        *        *
--------------------------------------------------------------------------------------

                                      38


--------------------------------------------------------------------------------------
 INVESTMENT TECHNIQUES/PRACTICES  PPI MFS        PPI MFS   PPI       PPI      PPI T.
                                  CAPITAL        EMERGING  MFS       SCUDDER  ROWE
                                  OPPORTUNITIES  EQUITIES  RESEARCH  INT'L.   PRICE
                                                           GROWTH    GROWTH   GROWTH
                                                                              EQUITY
--------------------------------------------------------------------------------------
   Emerging Markets                   *             *         *        *        *
--------------------------------------------------------------------------------------
   Foreign Securities                 *             *         *        *        *
--------------------------------------------------------------------------------------
Forward Contracts                     *             *         *        *        *
--------------------------------------------------------------------------------------
Futures Contracts                     *             *         -        *        *
--------------------------------------------------------------------------------------
Indexed Securities/Structured         -             -         *        *        *
Products
--------------------------------------------------------------------------------------
Inverse Floating Rate Obligations     -             -         -        -        -
--------------------------------------------------------------------------------------
INVESTMENT IN OTHER INVESTMENT
COMPANIES
--------------------------------------------------------------------------------------
   Open-End                           *             *         *        *        *
--------------------------------------------------------------------------------------
   Closed-End (ETFs)                  *             *         *        *        *
--------------------------------------------------------------------------------------
Lending of Portfolio Securities       *             *         *        -        *
--------------------------------------------------------------------------------------
Laddering                             -             -         -        -        -
--------------------------------------------------------------------------------------
Leveraging Transactions
--------------------------------------------------------------------------------------
   Bank Borrowings                    -             -         -        -        -
--------------------------------------------------------------------------------------
   Mortgage "Dollar Roll"             -             -         -        -        -
   Transactions
--------------------------------------------------------------------------------------
   Reverse Repurchase Agreements      -             -         -        -        -
--------------------------------------------------------------------------------------
Options
--------------------------------------------------------------------------------------
   Options on Foreign Currencies      *             *         -        *        *
--------------------------------------------------------------------------------------
   Options on Futures Contracts       *             *         -        *        *
--------------------------------------------------------------------------------------
   Options on Securities              *             *         -        *        *
--------------------------------------------------------------------------------------
   Options on Stock Indices           *             *         -        *        *
--------------------------------------------------------------------------------------
   Reset Options                      -             -         -        *        -
--------------------------------------------------------------------------------------
   "Yield Curve" Options              -             -         -        -        -
--------------------------------------------------------------------------------------
Repurchase Agreements                 *             *         *        *        *
--------------------------------------------------------------------------------------
Restricted Securities                 *             *         *        *        *
--------------------------------------------------------------------------------------
Short Sales                           -             -         -        -        -
--------------------------------------------------------------------------------------
Short Sales Against the Box           *             -         *        *        *
--------------------------------------------------------------------------------------
Short Term Instruments                *             *         *        *        *
--------------------------------------------------------------------------------------
Swaps and Related Derivative          -             -         -        *        -
Instruments
--------------------------------------------------------------------------------------
Temporary Borrowings                  *             *         *        *        *
--------------------------------------------------------------------------------------
Temporary Defensive Positions         *             *         *        *        *
--------------------------------------------------------------------------------------
Warrants                              *             *         *        *        *
--------------------------------------------------------------------------------------
"When-issued" Securities              *             *         -        *        *
--------------------------------------------------------------------------------------

                                      39




                           PORTFOLIO PARTNERS, INC.
                             151 FARMINGTON AVENUE
                            HARTFORD, CT 06156-8962


For investors who want more information about the Fund, the following documents are available free upon request:



* STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2001, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.



* ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to Portfolio Partners, Inc., at the address listed above.



The SEC maintains an Internet  website  (http://www.sec.gov)  that contains the
                                         ------------------
Prospectus, SAI, material incorporated by reference, and other information about the Fund. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.






                                      Investment Company Act File No.  811-8319

                           PORTFOLIO PARTNERS, INC.
                             151 FARMINGTON AVENUE
                       HARTFORD, CONNECTICUT 06156-8962



                    PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      PPI MFS EMERGING EQUITIES PORTFOLIO
                       PPI MFS RESEARCH GROWTH PORTFOLIO
                  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                   PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO

            Statement of Additional Information dated: May 1, 2001

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current prospectus for Portfolio Partners, Inc. dated May 1, 2001 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. The Financial Statements for each Portfolio and the independent auditors' report thereon, included in each Portfolio's Annual Report, are incorporated herein by reference in this SAI. Free copies of the Prospectus and SAI are available upon request by writing to Portfolio Partners, Inc., at the address listed above or by calling 1-800-262-3862.




                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

Fund History...............................................................2
Description of the Fund and Its Investments and Risks......................2
Description of Various Securities and Investment Policies and Practices....4
Futures Contracts and Options on Futures Contracts.........................13
Risks Associated With Investing in Options, Futures and Forward
Transactions...............................................................16
Management of the Fund.....................................................22
Control Persons and Principal Shareholders.................................23
Investment Advisory and Other Services.....................................24
Principal Underwriter......................................................26
Brokerage Allocation and Trading Policies..................................28
Description of Shares......................................................29
Voting Rights..............................................................29
Net Asset Value............................................................30
Tax Status.................................................................30
Performance Information....................................................32
Financial Statements.......................................................32
Appendix ..................................................................33

                                 FUND HISTORY

Portfolio Partners, Inc. (the "Fund"), was incorporated in 1997 in Maryland and commenced operations on November 28, 1997.

                            DESCRIPTION OF THE FUND
                         AND ITS INVESTMENTS AND RISKS



The Fund is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized five Portfolios: PPI MFS Capital Opportunities Portfolio ("PPI MFS Capital Opportunities"); PPI MFS Emerging Equities Portfolio ("PPI MFS Emerging Equities"); PPI MFS Research Growth Portfolio ("PPI MFS Research Growth"); PPI Scudder International Growth Portfolio ("PPI Scudder International Growth"); and PPI T. Rowe Price Growth Equity Portfolio ("PPI T. Rowe Price Growth Equity"). Effective May 1, 2000, MFS Value Equity Portfolio changed its name to MFS Capital Opportunities Portfolio. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus.



The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (the "1940 Act"), and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

As a matter of fundamental policy, no Portfolio will:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act.

4. Borrow money, except that (a) a Portfolio may enter into commitments to purchase securities in accordance with its investment program, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio's total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.



With respect to PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth only:



8. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.



With respect to PPI Scudder International Growth and PPI T. Rowe Price Growth Equity only:



10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The following restrictions are not fundamental and may be changed without shareholder approval:

a. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

b.  No Portfolio will borrow for leveraging purposes.

c. No Portfolio will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts and related options, and other strategic transactions.

d.  No Portfolio will lend portfolio securities.



With respect to PPI Scudder International Growth and PPI T. Rowe Price Growth Equity only:



e. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.



GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to fundamental policy number 7, industry classifications of domestic issuers for PPI Scudder International Growth are determined in accordance with the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. Industry classifications of foreign issuers for this Portfolio is based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI MFS Research Growth and PPI T. Rowe Price Growth Equity have been selected by Massachusetts Financial Services Company ("MFS"), and T. Rowe Price Associates ("T.Rowe Price"), respectively, the Sub-advisers for those Portfolios. MFS and T.Rowe Price believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by MFS and T.Rowe Price may be changed from time to time to reflect changes in the marketplace.



DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES



"WHEN-ISSUED" SECURITIES--Each Portfolio (except PPI MFS Research Growth) may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Portfolio will take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

CORPORATE ASSET-BACKED SECURITIES--PPI Scudder International Growth may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.



Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.



Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.



REPURCHASE AGREEMENTS--Each of the Portfolios may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-adviser has determined to be of comparable creditworthiness. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.



The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

FOREIGN SECURITIES--The Portfolios may invest in foreign securities (and foreign currencies) as described in the Prospectus. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of PPI MFS Capital Opportunities, PPI T. Rowe Price Growth Equity, PPI MFS Emerging Equities and PPI MFS Research Growth, the Portfolios may invest up to 35%, 30%, 25% and 20%, respectively, in foreign securities.



AMERICAN DEPOSITARY RECEIPTS--Each Portfolio may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars.



PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs)--Each Portfolio may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio's assets may be invested in such securities.

EXCHANGE TRADED FUNDS (ETFs)--These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. PPI T. Rowe Price Growth Equity can purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.



WARRANTS--The Portfolios may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



ZERO COUPON, DEFERRED INTEREST AND PIK BONDS--Fixed income securities that PPI MFS Capital Opportunities and PPI MFS Emerging Equities may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES--Certain of the Portfolios may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix.



While a Sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above.



SHORT SALES AGAINST THE BOX--PPI MFS Capital Opportunities, PPI MFS Research Growth, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity Portfolios may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

HYBRID INSTRUMENTS--PPI T. Rowe Price Growth Equity may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.



Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.



SWAPS, CAPS, FLOORS AND COLLARS--Among the transactions into which PPI Scudder International Growth may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



EURODOLLAR INSTRUMENTS-- PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI Scudder International Growth may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Scudder International Growth might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

OPTIONS ON SECURITIES-- PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI Scudder International Growth may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.



A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian, liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account. Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold. If the Portfolio desires to sell a particular security from its portfolio on which it has sold a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the

Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.



OPTIONS ON STOCK INDICES-- PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs, although PPI Scudder International Growth may sell options on securities indices only to close out open positions.



In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



PPI  MFS  Capital  Opportunities,   PPI  MFS  Emerging  Equities,  PPI  Scudder
International Growth and PPI T. Rowe Price Growth Equity may engage in the following types of transactions:



FUTURES CONTRACTS--The Portfolios may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian, liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.



OPTIONS ON FUTURES CONTRACTS--The Portfolios may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law, except that PPI Scudder International Growth may utilize such strategies only for hedging purposes. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.



An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. A Portfolio may sell put options on futures contracts only if it also (A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian. Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY--The Portfolios may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.



OPTIONS ON FOREIGN CURRENCIES--The Portfolios (except PPI MFS Research Growth) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES--A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's portfolio. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET--Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN--Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS--The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS--The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing
Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.



POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS--In order to assure that a Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets after taking into account unrealized profits and losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-advisers may disagree with this position, each Sub-adviser intends to limit the Portfolios' selling of over the counter options in accordance with the following procedure. Except as provided below, PPI MFS Capital Opportunities and PPI MFS Emerging Equities intend to sell over the counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the

Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.



The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.



TEMPORARY DEFENSIVE POSITIONS--During periods of unusual market conditions when a Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. PPI Scudder International Growth may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. In addition, PPI Scudder International Growth may engage in strategic transactions, which may include the use of derivatives.



MANAGEMENT OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.



                                                         PRINCIPAL OCCUPATION(S)
                                                         DURING PAST FIVE YEARS
                                                         (AND POSITIONS HELD
                                                         WITH AFFILIATED
                                                         PERSONS OR PRINCIPAL
                                                         UNDERWRITER OF THE
NAME, ADDRESS AND BIRTH DATE  POSITION(S) HELD WITH FUND FUND)
----------------------------  -------------------------- -----------------------

Laurie M. Tillinghast, CFP*   Director and President     Vice President, Aetna
151 Farmington Avenue                                    Life Insurance and
Hartford, Connecticut                                    Annuity Company, 1998
05/12/52                                                 to present; Vice
                                                         President, Aetna
                                                         Retirement Services,
                                                         Fund Strategy and
                                                         Management, 1995 to
                                                         1998.

John V. Boyer                 Director                   Executive Director,
63 Penn Drive                                            The Mark Twain House
West Hartford, Connecticut                               Museum, 1989 to
07/19/53                                                 present.

Richard A. Johnson            Director                   Retired for more than
24 Sulgrave Road                                         five years.
West Hartford, Connecticut
03/22/36

Philip M. Markert             Director                   Retired for more than
164 Calhoun Street                                       five years.
Washington, Connecticut
06/22/38

Martin T. Conroy*             Vice President, Chief      Vice President and
151 Farmington Avenue         Financial Officer and      Assistant Treasurer,
Hartford, Connecticut         Treasurer                  Aetna Life Insurance
01/11/40                                                 and Annuity Company,
                                                         1992 to present, Aetna
                                                         Investment Services,
                                                         LLC, 1996 to present,
                                                         Aetna Retirement
                                                         Holdings, Inc., 1997
                                                         to present, and Aetna
                                                         Insurance Company of
                                                         America, 1999 to
                                                         present; Vice
                                                         President, Aetna
                                                         Retirement Services,
                                                         Inc., 1999 to present.

Jeffrey J. Gaboury            Assistant Treasurer        Director, Reporting
200 Clarendon Street                                     and Compliance,
Boston, Massachusetts                                    Investors Bank & Trust
10/23/68                                                 Company, 1996 to
                                                         present.

Susan C. Mosher               Secretary                  Senior Director,
200 Clarendon Street                                     Mutual Fund
Boston, Massachusetts                                    Administration - Legal
01/29/55                                                 Administration,
                                                         Investors Bank & Trust
                                                         Company, 1995 to
                                                         present.

J. Neil McMurdie              Assistant Secretary        Counsel, Aetna Life
151 Farmington Avenue                                    Insurance and Annuity
Hartford, Connecticut                                    Company, 1998 to
10/29/57                                                 present; Associate
                                                         Counsel and Assista
                                                         Financial Assurance
                                                         and subsidiaries, 1993
                                                         to 1998.

Arlyn Whitelaw                Assistant Secretary        Associate Counsel,
200 Clarendon Street                                     Mutual Fund
Boston, MA                                               Administration - Legal
12/23/62                                                 Administration,
                                                         Investors Bank & Trust
                                                         Company, 2000 to
                                                         present; Associate
                                                         Legal Product
                                                         Specialist, Putnam
                                                         Investments, 1999 to
                                                         2000.  Senior Client
                                                         Support Administrator,
                                                         Putnam Investments,
                                                         1997 to 1999.
                                                         Attorney, Volunteer
                                                         Lawyers Project, 1996
                                                         to 1997.



*Interested person as defined by the 1940 Act.



Members of the Board of the Directors who are also directors, officers or employees of Aetna Life Insurance and Annuity Company, ("Aetna"),. or its affiliates are not entitled to any compensation from the Fund. Members of the Board of Directors who are not affiliated with Aetna or its affiliates are entitled to receive an annual retainer of $20,000 for service on the Board. In addition, each such member will receive a fee of $2,500 per meeting for each regularly scheduled Board meeting; $2,500 for each in-person Contract Committee meeting on any day on which a regular board meeting is not scheduled; and $1,500 for each in-person committee meeting, other than a Contract Committee meeting, on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $1,500 each will be paid to the Chairperson of the Valuation, Audit and Contract Committees. All of the above fees are to be paid proportionately by each Portfolio based on the net assets of the Portfolios as of the previous December 31.

The following table describes the compensation received by the Directors of the Fund for the fiscal year ended December 31, 2000.

COMPENSATION TABLE




                                                   TOTAL COMPENSATION FROM FUND
                           AGGREGATE COMPENSATION    AND FUND COMPLEX PAID TO
 NAME OF PERSON, POSITION       FROM FUND                   DIRECTORS
 ------------------------       ---------                   ---------

John V. Boyer, Director          $36,500                     $36,500

Richard A. Johnson, Director     $36,500                     $36,500

Philip M. Markert, Director      $36,500                     $36,500




CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"). Aetna and its subsidiary, Aetna Insurance Company of America, Inc. may be deemed a control person of the Fund in that certain of their separate accounts hold 100% of the shares of each Portfolio of the Fund.



As of April 1, 2001, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

PPI MFS Capital Opportunities Portfolio--Aetna Life Insurance and Annuity Company, c/o ING-Aetna Financial Services, Treasury Services, 151 Farmington Avenue, Hartford, Connecticut 06156 (96.68%).

PPI MFS Emerging Equities Portfolio--Aetna Life Insurance and Annuity Company, c/o ING-Aetna Financial Services, Treasury Services, 151 Farmington Avenue, Hartford, Connecticut 06156 (94.85%).

PPI MFS Research Growth Portfolio--Aetna Life Insurance and Annuity Company, c/o ING-Aetna Financial Plan Services, Treasury Services, 151 Farmington Avenue, Hartford, Connecticut 06156 (93.07%).

PPI Scudder International Growth Portfolio--Aetna Life Insurance and Annuity Company, c/o ING-Aetna Financial Services, Treasury Services, 151 Farmington Avenue, Hartford, Connecticut 06156 (96.34%).

PPI T. Rowe Price Growth Equity Portfolio--Aetna Life Insurance and Annuity Company, c/o ING-Aetna Financial Services, Treasury Services, 151 Farmington Avenue, Hartford, Connecticut 06156 (94.75%).



The Fund has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Fund. See "Voting Rights" below.



Aetna is an indirect wholly-owned subsidiary of ING Groep N.V. Aetna's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund as of April 1, 2001.



INVESTMENT ADVISORY AND OTHER SERVICES



Investment Advisory Agreement. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, Aetna has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-advisers;
(ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-adviser for the Portfolios and the Sub-advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the Commission under the 1933 Act and the 1940 Act ("Registration Statement"); (v) allocate Portfolio assets among the Sub-advisers; (vi) review all data and financial reports prepared by each Sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-adviser to share information it obtains with each Sub-adviser concerning the effect of developments and data on the investment program maintained by the Sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to Aetna and the Board to be necessary.



The Investment Advisory Agreement provides that Aetna shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of Aetna or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of Aetna, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) Aetna. The Investment Advisory Agreement terminates automatically in the event of assignment.



During the past three fiscal years, the following fees were paid to Aetna:

-------------------------------------------------------------------------------
Portfolio                       2000            1999            1998
---------                       ----            ----            ----
-------------------------------------------------------------------------------
PPI MFS Capital Opportunities   $1,417,639      $734,991        $1,073,994
-------------------------------------------------------------------------------
PPI MFS Emerging Equities       $5,212,364      $3,813,374      $6,073,693
-------------------------------------------------------------------------------
PPI MFS Research Growth         $2,158,556      $1,795,645      $3,075,409
-------------------------------------------------------------------------------
PPI Scudder International
Growth                          $2,768,715      $2,037,125      $3,330,261
-------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity $1,469,627      $1,304,488      $2,643,704
-------------------------------------------------------------------------------


SUB-ADVISORY AGREEMENTS. The Fund's Board of Directors approved sub-advisory agreements ("Sub-advisory Agreements") between Aetna and MFS with respect to PPI MFS Capital Opportunities, PPI MFS Emerging Equities and PPI MFS Research Growth; with Zurich Scudder Investments, Inc. ("Zurich Scudder "), with respect to PPI Scudder International Portfolio; and with T. Rowe Price Associates, Inc. ("T. Rowe Price"), with respect to PPI T. Rowe Price Growth Equity. Each Sub-advisory Agreement remains in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Aetna or any Sub-adviser, in person, at a meeting called for that purpose. Each Sub-advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) Aetna, or (iv) the relevant Sub-adviser. Each Sub-advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with Aetna.



Under each Sub-advisory Agreement, the Sub-adviser supervises the investment and reinvestment of cash and securities comprising the assets of the Portfolios. Each Sub-advisory Agreement also directs the Sub-adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities.

Each Sub-adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

As compensation, Aetna pays each Sub-adviser a monthly fee as described below. Aetna has certain obligations under the Sub-advisory Agreements and retains overall responsibility for monitoring the investment program maintained by the Sub-adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, Aetna will consult with and assist the Sub-adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by the Sub-advisers to the Fund's Board of Directors.



  PPI MFS Capital
  Opportunities.................    .40% on the first $300 million of aggregate
  PPI MFS Emerging Equities         average daily net assets under management
  PPI MFS Research Growth           .375% on the next $300 million
                                    .35% on the next $300 million
                                    .325% on the next $600 million
                                    .25% on assets over $1.5 billion


  PPI Scudder International
  Growth........................    .75% on the first $20 million of average
                                    daily net assets
                                    .65% on the next $15 million
                                    .50% on the next $65 million
                                    .40% on the next $200 million
                                    .30% on assets over $300 million

  PPI T. Rowe Price Growth
  Equity........................    .40% on the first $500 million of average
                                    daily net assets
                                    .375% on assets over $500 million


During the past three fiscal years, Aetna paid the Sub-advisers the following fees on behalf of their respective Portfolios:

-------------------------------------------------------------------------------
Sub-adviser Name                2000            1999            1998
----------------                ----            ----            ----
-------------------------------------------------------------------------------
MFS                             $7,741,269      $6,282,714      $5,423,591
-------------------------------------------------------------------------------
Zurich Scudder                  $2,417,404      $1,978,275      $1,721,358
-------------------------------------------------------------------------------
T. Rowe Price                   $2,782,790      $2,508,647      $1,762,470
-------------------------------------------------------------------------------


THE ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an Administrative Services Agreement, between the Fund and Aetna, Aetna has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. Each Portfolio's costs and fees are limited to its advisory fee and the administrative services charge. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                               Fee
---------                               ---
PPI MFS Capital Opportunities........   0.25%
PPI MFS Emerging Equities............   0.13%
PPI MFS Research Growth..............   0.15%
PPI Scudder International Growth.....   0.20%

PPI T. Rowe Price Growth Equity......   0.15%

For the fiscal year ended December 31, 2000, the PPI MFS Capital Opportunities, PPI MFS Emerging Equities, PPI MFS Research Growth, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity Portfolios paid Aetna $1,055,359, $1,918,965, $852,136, $1,296,319 and $1,063,134, respectively, for such administrative services.

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fee rates shown above.



CUSTODIAN AND TRANSFER AGENT. Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts, serves as custodian of the assets of the Fund and transfer agent for the Fund. Investors Bank does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio.

INDEPENDENT AUDITORS. KPMG LLP, 99 High Street, Boston, Massachusetts 02110 serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with SEC filings.

PRINCIPAL UNDERWRITER



The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which Aetna Investment Services, LLC ("AIS"), a subsidiary of Aetna, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of AIS, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or AIS or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. AIS shall be responsible for any costs of printing and distributing prospectuses and SAIs necessary to offer and sell the shares, and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC. AIS does not receive compensation for providing services under the Agreement.



BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, Aetna and the Sub-advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of Aetna and the Sub-advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, Aetna and the Sub-advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-advisers, will lead to the best overall quality of execution for the Portfolio.

Aetna and the Sub-advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. Aetna and the Sub-advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna's and the Sub-advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either Aetna or the Sub-advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or the Sub-advisers.



Consistent with securities laws and regulations, Aetna and the Sub-advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. Aetna's and the Sub-advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and the Sub-advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of Aetna and/or the Sub-advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of Aetna and the Sub-advisers also manage the securities portfolios of their own and their affiliates. Further, Aetna also acts as an investment adviser to other client accounts, and the Sub-advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.



To the extent Aetna or the Sub-advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated, and allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.



The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by Aetna or by one of the Sub-advisers. The Board of Directors, Aetna (as Adviser) and AIS (as principal underwriter) and each Sub-adviser have also adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio. However, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information.



Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained,
         ------------------
upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.
                          ------------------



During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Portfolios was as follows:

-------------------------------------------------------------------------------
Portfolio                       2000            1999            1998
---------                       ----            ----            ----
-------------------------------------------------------------------------------
PPI MFS Capital Opportunities   $1,070,126      $924,763        $642,245
-------------------------------------------------------------------------------
PPI MFS Emerging Equities       $190,477        $235,932        $332,149
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PPI MFS Research Growth         $878,779        $1,039,086      $984,339
-------------------------------------------------------------------------------
PPI Scudder International
Growth                          $1,745,717      $1,665,184      $1,314,765
-------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity $892,312        $813,982        $567,634



DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue one billion shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

NET ASSET VALUE

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY--Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS--Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES--A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS--The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

PERFORMANCE INFORMATION

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

The performance of the Portfolios is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P (1 + T) (n) = ERV

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios.

The performance of a Portfolio may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.



Each Portfolio commenced operations on November 28, 1997. Calculated according to the above formula, the average annual total returns for each Portfolio for the one year period ended December 31, 2000 and since inception were as follows:

                                                1 YEAR          SINCE INCEPTION

PPI MFS Capital Opportunities Portfolio         -5.72%              21.02%

MFS Emerging Equities Portfolio                -28.78%              10.92%

PPI MFS Research Growth Portfolio               -4.48%              12.29%

PPI Scudder International Growth Portfolio     -19.59%              15.02%

PPI T. Rowe Price Growth Equity Portfolio       -0.04%              16.24%



A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. The total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the insurance company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be included in sales literature if comparable performance figures for the corresponding division of the separate account accompany the sales literature. VA and VLI
Contract owners should consult their contract and policy prospectuses, respectively, for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.



FINANCIAL STATEMENTS

The financial statements and independent auditors' report thereon for PPI MFS Emerging Equities, PPI MFS Research Growth, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity are incorporated by reference to the Fund's Annual Report as of and for the period ended December 31, 2000, and have been incorporated by reference into this SAI.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.



RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

PART C:  OTHER INFORMATION

ITEM 23. EXHIBITS

        (a)  Articles of Incorporation (1)

        (b)  By-laws (1)

        (c) Instruments Defining Rights of Security Holders (set forth in the Articles of Incorporation which are incorporated by reference) (1)



        (d.1) Investment Advisory Agreement between Portfolio  Partners,  Inc.
              and Aetna Life Insurance and Annuity Company ("Aetna") (4)

        (d.2) Investment Sub-advisory Agreement between Aetna and Massachusetts
              Financial Services Company (4)

        (d.3) Investment Sub-advisory Agreement between Aetna and T. Rowe Price
              Associates, Inc. (4)

        (d.4) Investment Sub-advisory Agreement between Aetna and Scudder
              Kemper Investments, Inc. (4)

        (e.1) Underwriting Agreement between the Registrant and Aetna
              Investment Services, LLC (4)



        (f)  Not Applicable

        (g)  Custodian Agreement (2)



        (h.1)  Administrative Services Agreement (4)



        (h.2) Sub-Administration Agreement between Aetna and Investors Bank & Trust Company (3)

        (h.3) License Agreement between Aetna and T. Rowe Price Associates, Inc. (1)

        (i)  Opinion of Counsel (4)

        (j)  Consent of Independent Auditors (4)

        (k)  Not Applicable

        (l)  Agreement re:  Initial Contribution to Working Capital (1)

        (m)  Not Applicable

        (n)  Not Applicable

        (o)  Not Applicable

        (p.1)  Powers of Attorney (1)

        (p.2)  Power of Attorney (2)

        (p.3)  Authorization for Signatures (3)

        (p.4)  Codes of Ethics (4)


   (1) Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A ("Registration Statement") (File No. 333-32575) as filed July 31, 1997.

   (2) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-32575), as filed February 26, 1998.

   (3) Incorporated herein by reference to Post-Effective Amendment No. 3 to the registration Statement on Form N-1A (File No. 333-32575), as filed February 26, 1999.

   (4)  Filed herewith.

ITEM  24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL



Aetna  Life  Insurance  and  Annuity  Company  is  an  indirect,   wholly-owned
subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 33-81216), as filed with the Securities and Exchange Commission on January 19, 2001.



ITEM  25.  INDEMNIFICATION

Article Ninth, Section (d) of the Registrant's Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant's officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.



Section XI.B of the Administrative Services Agreement,  filed herein as Exhibit
(h1), provides for indemnification of the Administrator.



ITEM  26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of Portfolio Partners, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

          INVESTMENT ADVISER                         FILE NO.
          ------------------                         --------

          Aetna Life Insurance and Annuity Company   801-12643
          Massachusetts Financial Services Company   801-17352
          Zurich Scudder Investments, Inc.           801-252
          T. Rowe Price Associates, Inc.             801-856




ITEM  27.  PRINCIPAL UNDERWRITER



         (a) Aetna Investment Services, LLC ("AIS"), acts as the principal underwriter for the Registrant. Additionally, AIS is the principal underwriter for Variable Annuity Account B of Aetna Life Insurance and Annuity Company (Aetna), Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, Variable Life Account B of Aetna and Variable Life Account C of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). AIS is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

         (b) The following are the directors and officers of the Principal
         Underwriter:

         Name and Principal                  Positions and Offices with
         Business Address                    Principal Underwriter
         ----------------                    ---------------------
         Marie Augsberger*                   Director and President
         Allan Baker*                        Director and Senior Vice President
         Robert L. Francis**                 Director and Senior Vice President
         Steven A. Haxton*                   Senior Vice President
         Gary J. Hegedus*                    Senior Vice President
         Deborah Koltenuk*                   Vice President, Treasurer and
                                             Chief Financial Officer
         Therese Squillacote*                Vice President and Chief
                                             Compliance Officer
         John F. Todd*                       Corporate Secretary and Counsel
                                             (Chief Legal Officer)
         Martin T. Conroy*                   Vice President and Assistant
                                             Treasurer
         Reginald Bowen*                     Vice President
         Christina Lareau*                   Vice President
         Dwyatt McClain*                     Vice President
         Terran Titus*                       Vice President
         William T. Abramowicz               Vice President
         2525 Cabot Dr., Ste. 300
         Lisle, IL  60532
         Douglas J. Ambrose**                Vice President
         Louis E. Bachetti                   Vice President
         581 Main Street, 4th Floor,
         Woodbridge, NJ  07095
         Ronald R. Barhorst                  Vice President
         7676 Hazard Ctr. Dr.
         San Diego, CA  92108
         Robert H. Barley***                 Vice President
         Steven M. Bresler                   Vice President
         6430 South Fiddler's Green Cir,
         Ste 210,
         Englewood, CO  80111
         David Brounley***                   Vice President
         Daniel P. Charles
         5 Penn Plaza, 11th Floor
         New York, NY 10001-1879
         Brian D. Comer*                     Vice President
         Albert J. DiCristofaro, Jr.         Vice President
         8911 Capitol of TX Hwy., Bldg 2,
         Ste. 2210
         Austin, TX  78759
         John B. Finigan                     Vice President
         1601 Trapelo Rd.
         Waltham, MA  02154
         Brian P. Harrington                 Vice President
         12701 Fair Lakes Cir., Ste. 470
         Fairfax, VA  22033
         Bernard P. Heffernon****            Vice President
         William S. Jasien****               Vice President
         Jess D. Kravitz**                   Vice President
         George D. Lessner                   Vice President
         1755 N. Collins Blvd, Ste. 350
         Richardson, TX  75080
         Katherine E. Lewis                  Vice President
         2675 N. Mayfair Rd., Ste. 501
         Milwaukee, WI  53226
         Susan J. Lewis                      Vice President
         16530 Ventura Blvd., Ste 600
         Encino, CA  91436

         Name and Principal                  Positions and Offices with
         Business Address                    Principal Underwriter
         ----------------                    ---------------------
         James F. Lille                      Vice President
         159 Wolf Rd., 1st Fl.
         Albany, NY  12205
         David J. Linney                     Vice President
         2900 N. Loop W., Ste. 180
         Houston, TX  77092
         Richard T. Mason                    Vice President
         440 S. Warren St., Suite 702
         Syracuse, NY  13202
         Joseph F. McClain*                  Vice President
         Pamela Mulvey*                      Vice President
         W. Michael Montgomery               Vice President
         5100 W. Lemon St., Ste 213
         Tampa, FL  33609
         Scott T. Neeb**                     Vice President
         Patrick F. O'Christie               Vice President
         The Pavilions, 1700 Lyons Rd.,
         Ste D
         Dayton, OH  45458
         Paulette Playce                     Vice President
         Two City Place Dr., Ste. 300
         St. Louis, MO  63141
         Marcellous J. Reed                  Vice President
         2677 N. Main St., Ste. 500
         Santa Ana, CA  92705
         Charles A. Sklader                  Vice President
         7720 N. 16th St., Ste. 150
         Phoenix, AZ  85020
         Frank W. Snodgrass                  Vice President
         150 4th Ave., N., Ste. 410
         Nashville, TN  37219
         S. Bradford Vaughan, Jr.            Vice President
         601 Union St., Ste. 810
         Seattle, WA  98101
         Mark Woolhiser                      Vice President
         26957 Northwestern Hwy., Ste. 150
         Southfield, MI  48034
         David A. Kelsey*                    Assistant Vice President


*The principal business address of these directors and officers is 151 Farmington Avenue, Hartford, Connecticut 06156.
**The principal business address of these directors and officers is 6140 Stonehedge Mall Rd., Ste. 375, Pleasanton, California 94588.
***The principal business address of these officers is 100 Corporate Pl., 3rd Fl., Rocky Hill, Connecticut 06067.
****The principal business address of these officers is 10740 Nall Ave, Ste. 120, Overland Park, Kansas 66211.



         (c) Not applicable.


ITEM  28.  LOCATION OF ACCOUNTS AND RECORDS

As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aetna, maintain physical possession of each account, book or other documents at its principal place of business located at151 Farmington Avenue Hartford, Connecticut 06156.

Shareholder  records of direct  shareholders  are  maintained  by the  transfer
agent,   Investors  Bank  &  Trust  Company,  200  Clarendon  Street,   Boston,
Massachusetts 02116.

ITEM  29.  MANAGEMENT SERVICES

Not Applicable.


ITEM  30.  UNDERTAKINGS

Not Applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 30th day of April, 2001.

                        PORTFOLIO PARTNERS, INC.

                        By:      *

                        -------------------------------
                        Laurie M. Tillinghast
                        President

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons on April 30, 2001, in the capacities indicated.

                          SIGNATURE             TITLE

                     *                      Director and President
         -------------------------
          Laurie M.  Tillinghast         (Principal Executive Officer)

                     *                           Director
         -------------------------
          John V.  Boyer


                     *                           Director
         -------------------------
          Richard A.  Johnson


                     *                           Director
         -------------------------
          Philip M.  Markert




*By: /s/ Susan C. Mosher
     ----------------------------------
     Susan C.  Mosher
     Attorney-in-Fact


(Executed pursuant to Powers of Attorney dated January 8, 1998 and February 12, 1998 and filed with the Securities and Exchange Commission on February 26,
1998).

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.             Title of Exhibit
-----------             ----------------

(d.1) Investment Advisory Agreement between Portfolio Partners, Inc. and Aetna Life Insurance and Annuity Company

(d.2) Investment Sub-Advisory Agreement between Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company

(d.3) Investment Sub-Advisory Agreement between Aetna Life Insurance and Annuity Company and T. Rowe Price Associates, Inc.

(d.4) Investment Sub-Advisory Agreement between Aetna Life Insurance and Annuity Company and Scudder Kemper Investments, Inc.

(e.1) Underwriting Agreement between the Registrant and Aetna Investment Services, LLC

(h.1)                   Administrative Services Agreement

(i)                     Opinion of Counsel

(j)                     Consent of Independent Auditors

(p.4)                   Codes of Ethics